Exhibit 4
                                                                       SHARES
Number                                                              Common Stock


                         COMMUNITY FIRST BANCORPORATION

           INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA
                                                               CUSIP 203916 10 1
This is to certify that                    (SEE REVERSE FOR CERTAIN DEFINITIONS)





is the owner of
      FULLY PAID AND NON-ASSESSABLE OF COMMON STOCK SHARES, NO PAR VALUE OF

                         COMMUNITY FIRST BANCORPORATION


transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

COMMUNITY FIRST
BANCORPORATION    ------------------       -------------------------------------
  CORPORATE          Secretary             President and Chief Executive Officer
    SEAL
    1997
SOUTH CAROLINA

                         COMMUNITY FIRST BANCORPORATION

     Where abbreviations are used -
     TEN COM      means    as tenants in common                  CUST -- UNIF
     TEN  ENT      "       as  tenants  by the  entireties       GIFT  MIN ACT --  means  as custodian  for  (minor)
     JT TEN        "       as joint  tenants  with right of      under Uniform Gifts to Minors Act
                           survivorship and not as tenants       of (state)
                           in common                               Additional abbreviations may also be used.

  For value received, __________________ hereby sell, assign and transfer unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE                            PLEASE INSERT SOCIAL SECURITY OR OTHER
Name                                                                             IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------------------------------------------
Street
                                                                                                          SHARES
--------------------------------------------------------------------------------------------------------------------
City, State and Zip Code

---------------------------------------------------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE                            PLEASE INSERT SOCIAL SECURITY OR OTHER
Name                                                                             IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------------------------------------------
Street
                                                                                                          SHARES
--------------------------------------------------------------------------------------------------------------------
City, State and Zip Code

---------------------------------------------------------------------------------------------------------------------
PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE                            PLEASE INSERT SOCIAL SECURITY OR OTHER
Name                                                                             IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------------------------------------------
Street
                                                                                                          SHARES
--------------------------------------------------------------------------------------------------------------------
City, State and Zip Code

-------------------------------------------------------------------------------  ------------------------------------

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

Signature(s) guaranteed by:           ------------------------------------------
                                                Owner

                                      ------------------------------------------
                                      Signature of Co-Owner, if any

                    (THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR.)

THE SIGNATURE GUARANTEE MUST BE WITHOUT RESTRICTION, CONDITION OR QUALIFICATION.

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights, preferences and limitations between the shares or each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.

                                        2